SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 14, 2004

Date of Report (Date of Earliest Event Reported)

INSIGHTFUL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	02-020992	04-2842217

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Westlake Avenue North, #500, Seattle, Washington		98109-3044

(Address of Principal Executive Offices)		(Zip Code)

(206) 283-8802

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On September 14, 2004, the company issued a press release announcing the company’s receipt of notification from Nasdaq that the company has shown compliance with all requirements for continued listing on The Nasdaq SmallCap Market. A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

          99.1    Press Release dated September 14, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

Dated: September 14, 2004	By:	/s/ Kenneth J. Moyle, Jr.

Kenneth J. Moyle, Jr.
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Insightful Corporation dated September 14, 2004.